Van Kampen Select Sector Municipal Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
Los Angeles   02/21/  $106.2  $2,100,000,  1,500,0   0.071%  1.545   Merrill
  Unified       03       2        000        00                %     Lynch &
   School                                                            Co, Banc
  District                                                          of America
                                                                    Securities
                                                                       LLC,
                                                                      Lehman
                                                                    Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                    Inc, E.J.
                                                                    De La Ross
                                                                    & Co Inc,
                                                                    Prudential
                                                                    Securities
                                                                    , Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                    LLC, U.S.
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffrey